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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): August 8, 2003


               IndyMac ABS, INC., (as depositor under the
               Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of the IndyMac ABS, INC., Home Equity Mortgage
               Loan Asset-Backed Trust, Series SPMD 2003-A).


                               IndyMac ABS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                    333-47158             95-4791925
--------------------------------    ---------------     -----------------------
  (State of Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation)              File Number)        Identification No.)

                    155 North Lake Avenue
                     Pasadena, California                           91101
                -----------------------------                     ----------
                    (Address of Principal                         (Zip Code)
                      Executive Offices)


       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Asset-Backed Certificates, Series
SPMD 2003-A, COUNTRYWIDE SECURITIES CORPORATION ("CSC"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated August 7, 2003.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 25, 2003 and the prospectus supplement dated June 13, 2003, of IndyMac ABS, Inc., relating to its Asset-Backed Certificates, Series 2003-A.



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Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

    99.1    CSC Computational Materials filed on Form SE dated August 7, 2003



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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IndyMac ABS, INC.




                                              By: /s/ Victor H. Woodworth
                                                  -----------------------------
                                              Victor H. Woodworth
                                              Vice President


Dated:  August 8, 2003



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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1 CSC Computational Materials filed on Form SE dated August 7, 2003.     6



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                                 EXHIBIT 99.1
                                 ------------

      CSC Computational Materials filed on Form SE dated August 7, 2003.


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